Filed pursuant to Rule 497(a)

Registration No. 333-255478

Rule 482ad

Crescent Capital BDC, Inc. Announces Pricing of Public Offering of Common Stock

LOS ANGELES—November 16, 2021—Crescent Capital BDC, Inc. (“Crescent BDC”) (NASDAQ: CCAP) today announced that it has priced an underwritten primary offering of 2,500,000 shares of its common stock, which will result in net proceeds exclusive of offering expenses to the Company of approximately $53.3 million, or $21.33 per share. Crescent BDC has granted the underwriters an option to purchase up to an additional 375,000 shares of common stock. The offering was made pursuant to the Company’s shelf-registration statement, which was filed with and declared effective by the Securities and Exchange Commission (the “Commission”). The offering is expected to close on November 18, 2021, subject to customary closing conditions.

Crescent BDC’s investment adviser, Crescent Cap Advisors, LLC (the “Adviser”), has agreed to pay the underwriters a supplemental payment of $1.98 per share, which reflects the difference between the actual public offering price of $19.35 and the net proceeds of $21.33 per share to be received by Crescent BDC in this offering. In addition, the Adviser has agreed to bear the sales load payable to the underwriters. Crescent BDC is not obligated to repay the supplemental payment and sales load paid by the Adviser.

The Company intends to use the net proceeds from the offering for general corporate purposes, which may include the repayment of outstanding indebtedness and investing in portfolio companies in accordance with its investment objective and strategies.

BofA Securities, Wells Fargo Securities, Morgan Stanley & Co. LLC, Keefe, Bruyette & Woods, A Stifel Company and RBC Capital Markets, LLC. are serving as joint book-running managers for the offering. Oppenheimer & Co. Inc. and SMBC Nikko Securities America, Inc. are serving as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated November 15, 2021, and the accompanying prospectus, dated August 6, 2021, which have been filed with the Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint book-running managers at: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@bofa.com; Wells Fargo Securities, LLC at 500 West 33rd Street, New York, New York, 10001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by e-mail at cmclientsupport@wellsfargo.com; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; or Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Capital Markets or by calling: 1-800- 966-1559.

About Crescent BDC

Crescent BDC is a business development company that seeks to maximize the total return of its stockholders in the form of current income and capital appreciation by providing capital solutions to middle market companies with sound business fundamentals and strong growth prospects. Crescent BDC utilizes the extensive experience, origination capabilities and disciplined investment process of Crescent Capital Group LP (“Crescent”). Crescent BDC is externally managed by Crescent Cap Advisors, LLC, a subsidiary of Crescent. Crescent BDC has elected to be regulated as a business development company under the Investment Company Act of 1940.

About Crescent Capital Group LP

Crescent is a global credit investment manager with over $35 billion of assets under management. For 30 years, the firm has focused on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, and private senior, unitranche, and junior debt securities. Crescent is headquartered in Los Angeles with offices in New York, Boston, and London and more than 180 employees globally.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Crescent BDC undertakes no duty to update any forward-looking statements made herein.

Contact:

Daniel McMahon

daniel.mcmahon@crescentcap.com

212-364-0149